UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 7, 2006
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

                                                 QuantRx Biomedical Corporation
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                                       (Exact name of Registrant as Specified in Charter)

              Nevada                                      0-17119                                 33-0202574
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   (State or Other Jurisdiction                         (Commission                             (IRS Employer
         of Incorporation)                              File Number)                         Identification No.)


               321 Norristown Road, Suite 230
                    Ambler, Pennsylvania                                                         19002
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          (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code:  (215) 540-4310
                                                     ---------------------------

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                                  (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement
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         On July 7, 2006, QuantRx Biomedical Corporation, a Nevada corporation, and Synova Healthcare, Inc., a Delaware corporation, entered into a distribution agreement (the "Distribution Agreement") pursuant to which Synova Healthcare will act as the exclusive distributor of specified hemorrhoid products of
QuantRx in the United States. The territory covered by the Distribution
Agreement will be expanded to include Canada and Mexico if Synova Healthcare meets specified minimum sales milestones during the first year of the
Distribution Agreement's existence. Synova Healthcare's exclusivity is conditioned on Synova Healthcare achieving specified annual "exclusivity"
milestones. The Distribution Agreement also grants Synova Healthcare a right of first offer and a right of first refusal with respect to all future line extensions and products or components related to the products that are covered by the Distribution Agreement.

         The initial term of the Distribution Agreement will commence on June
29, 2006 and will continue for a period of five years. The Distribution
Agreement will automatically renew thereafter for successive one-year periods unless either party elects to terminate no later than 60 days prior to the expiration of the then current term.

         Upon execution of the Distribution Agreement, Synova Healthcare paid to QuantRx Biomedical an engagement fee, which is non-refundable unless QuantRx materially breaches any of its representations and warranties contained in the Distribution Agreement. Under the Distribution Agreement, QuantRx may not sell any product that competes with the products covered by the Distribution
Agreement, although QuantRx Biomedical may make limited internet sales of such competing products. In addition, Synova Healthcare will pay to QuantRx
Biomedical a specified percentage of its net sales of the products covered by the Distribution Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        QUANTRX BIOMEDICAL CORPORATION





Date:  July 13, 2006                    By:/s/Walter Witoshkin
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                                           Walter Witoshkin
                                           President and Chief Executive Officer